AMENDMENT NO. 6 TO MULTIPLE CLASS PLAN
                                       OF
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.


         THIS AMENDMENT NO. 6 TO MULTIPLE CLASS PLAN is made as of the 30th day of July, 1999, by each of the above named corporations (the "Issuers"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Multiple Class Plan.

                                    RECITALS

         WHEREAS, the Issuers are parties to a certain Multiple Class Plan dated as of May 31, 1996, amended June 13, 1997, September 30, 1997, June 30, 1998,
November 13, 1998 and January 29, 1999 (the "Plan"); and

         WHEREAS, American Century Capital Portfolios, Inc., has added a series, Large Cap Value Fund (the "Fund"), offering multiple classes; and

         WHEREAS, the parties desire to amend the Plan to adopt the Plan on behalf of the Fund.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1. American Century Capital Portfolios, Inc. hereby adopt the Plan on behalf of the Fund, in accordance with Rule 18f-3 under the 1940 Act and on the terms and conditions contained in the Plan.

         2. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

         3. After the date hereof, all references to the Plan shall be deemed to mean the Multiple Class Plan, as amended by Amendment No. 6.

         4. In the event of a conflict between the terms of this Amendment No.6 and the Plan, it is the intention of the parties that the terms of this Amendment No. 6 shall control and the Plan shall be interpreted on that basis. To the extent the provisions of the Plan have not been amended by this Amendment No. 6, the parties hereby confirm and ratify the Plan.

         5. This Amendment No. 6 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 6 as of the date first above written.

                                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                    AMERICAN CENTURY MUTUAL FUNDS, INC.
                                    AMERICAN CENTURY STRATEGIC ASSET
                                        ALLOCATIONS, INC.
                                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.


                                    BY:  /s/ David C. Tucker
                                         David C. Tucker
                                         Vice President of each of the Issuers



                                                             SCHEDULE A

                                         Companies and Funds Covered by this Multiclass Plan
--------------------------------------------------------------- ------------ -------------------- -------------- -------------------
                                                                 Investor       Institutional        Service          Advisor
Fund                                                               Class            Class             Class            Class
--------------------------------------------------------------- ------------ -------------------- -------------- -------------------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      Equity Income Fund                                            Yes              Yes               Yes              Yes
      Value Fund                                                    Yes              Yes               Yes              Yes
      Real Estate Fund                                              Yes              Yes               No               Yes
      Small Cap Value Fund                                          Yes              Yes               No               Yes
      Equity Index Fund                                             Yes              Yes               No                No
      Large Cap Value Fund                                          Yes              Yes               No               Yes

--------------------------------------------------------------- ------------ -------------------- -------------- -------------------
AMERICAN CENTURY MUTUAL FUNDS, INC.
      Balanced Fund                                                 Yes              Yes               Yes              Yes
      Growth Fund                                                   Yes              Yes               Yes              Yes
      Heritage Fund                                                 Yes              Yes               Yes              Yes
      Intermediate-Term Bond Fund                                   Yes              No                Yes              Yes
      Limited-Term Bond Fund                                        Yes              No                Yes              Yes
      Bond Fund                                                     Yes              No                Yes              Yes
      Select Fund                                                   Yes              Yes               Yes              Yes
      Ultra Fund                                                    Yes              Yes               Yes              Yes
      Vista Fund                                                    Yes              Yes               Yes              Yes
      Giftrust Fund                                                 Yes              No                No                No
      New Opportunities Fund                                        Yes              No                No                No
      High-Yield Fund                                               Yes              No                No               Yes
      Tax-Managed Value Fund                                        Yes              Yes               No               Yes

--------------------------------------------------------------- ------------ -------------------- -------------- -------------------
AMERICAN  CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
      Strategic Allocation: Aggressive                              Yes              No                Yes              Yes
      Strategic Allocation: Conservative                            Yes              No                Yes              Yes
      Strategic Allocation: Moderate                                Yes              No                Yes              Yes

--------------------------------------------------------------- ------------ -------------------- -------------- -------------------
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      International Growth Fund                                     Yes              Yes               Yes              Yes
      International Discovery Fund                                  Yes              Yes               Yes              Yes
      Emerging Markets Fund                                         Yes              Yes               Yes              Yes
      Global Growth Fund                                            Yes              Yes               No               Yes
--------------------------------------------------------------- ------------ -------------------- -------------- -------------------